Exhibit 10.9

SECOND AMENDMENT

GRACO DEFERRED COMPENSATION PLAN

(2005 Restatement)

            Graco Inc. hereby amends the “GRACO DEFERRED COMPENSATION PLAN (2005 Statement)” (as amended, the “Plan Statement”) as follows:

1.            GENERAL ELIGIBILITY RULE. Effective January 1, 2013, Section 2.1(a) of the Plan Statement is amended (i) to delete the “or” at the end of Section 2.1(a)(ii), (ii) to add an “or” at the end of Section 2.1(a)(iii), and (iii) to add a Section 2.1(a)(iv) that reads as follows:

(iv)	a Participant as of December 31, 2012, unless and until such an employee is determined to no longer be eligible by the Vice President of Human Resources,

2.            SCHEDULE I. Effective January 1, 2013, the existing Schedule I listing participating employers shall be replaced with the attached Schedule I dated effective January 1, 2013.

3.            SCHEDULE II. Effective January 1, 2013, the existing Schedule II listing salary grade levels and classifications shall be replaced with the attached Schedule II dated effective January 1, 2013.

4.            SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

Exhibit 10.9

SCHEDULE I

EMPLOYERS PARTICIPATING

(Effective January 1, 2013)

Name of Employer	Effective Date of Plan Adoption

1. Graco Inc.	05/01/05

2. Graco Minnesota Inc.	05/01/05

3. Graco Ohio Inc. (f/k/a Liquid Control Corp.)	05/01/05

4. Gema USA Inc.	01/01/13

Exhibit 10.9

SCHEDULE II

COVERED SALARY GRADE LEVELS AND CLASSIFICATIONS

(Effective January 1, 2013)

I.	Grade Levels Effective as January 1, 2013

Graco global pay grade levels 010 and above and global pay grade level 000.

II.	Grade Levels Effective as May 1, 2005 (through December 31, 2012)

Name of Employer	Effective Date	Position or Salary Schedule	Grade or Other Classification

1. Graco Inc.	05/01/05	Exec, Admin & Engrg	14-26
	05/01/05	Sales	35-37
	05/01/05	Information Systems	68-70
	05/01/05	Legal	76-79

2. Graco Minnesota Inc.	05/01/05	Exec, Admin & Engrg	14-26
	05/01/05	Plant Management SF	57

3. Graco Ohio Inc.	05/01/05	President
(f/k/a/ Liquid Control Corp.)	05/01/05	Director of Finance
	05/01/05	Vice President, Sales& Marketing

4. Decker Industries	05/01/05	General Manager

5. Profill Corp.	05/01/05	None